Supplement to the Current Prospectus

MFS(R) Cash Reserve Fund

Effective at the close of business on February 27, 2009, Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C will be closed to all purchases except: 1) the reinvestment of distributions; and 2) exchanges from other MFS funds. Effective at the close of business on February 27, 2009, Class R1, Class R2, Class R3, and Class R4 will be closed to new positions in the fund except that new positions may be opened by Employer Retirement Plans if the fund was offered and held as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) on February 27, 2009.


             The date of this supplement is January 26, 2009.